UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2006

                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     000-02324                 11-1974412
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
   of Incorporation)               File Number)           Identification Number)


      35 South Service Road
      Plainview, New York                                       11803
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

     On May 10, 2006, Aeroflex Incorporated (the "Registrant") issued a press release announcing the Registrant's financial results for the third fiscal quarter ended March 31, 2006. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

99.1. Press Release, dated May 10, 2006

     The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AEROXFLEX INCORPORATED


                                       By: /s/John Adamovich, Jr.
                                          -------------------------------------
                                          John Adamovich, Jr.
                                          Senior Vice President and
                                          Chief Financial Officer


Date:   May 10, 2006


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                                  Exhibit Index


    99.1.   Press release, dated May 10, 2006